EXHIBIT 99.1
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NEITHER THESE WARRANTS NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THESE
WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.



575,000 WARRANTS                                               December 16, 2004

                              GLOBAL MATRECHS, INC.

                                    WARRANTS


         Global Matrechs, Inc., a Delaware corporation ("GMTH"), certifies that, for value received, ____________________ ("CONSULTANT") or registered assigns (the "HOLDER"), is the owner of Five Million Seven Hundred Fifty Thousand (575,000) Warrants of GMTH (the "WARRANTS"). Each Warrant entitles the Holder to purchase from GMTH at any time prior to the Expiration Date (as defined below) one share of the common stock of GMTH (the "COMMON STOCK") for $0.01 (the "EXERCISE PRICE"), on the terms and conditions hereinafter provided. The Exercise Price and the number of shares of Common Stock purchasable upon exercise of each Warrant are subject to adjustment as provided in this Certificate.

1. VESTING; EXPIRATION DATE; EXERCISE

         1.1 Vesting. The Warrants shall vest and become exercisable as follows:
(i) 143,750 Warrants shall vest and be fully exercisable as of the date of this Certificate; (ii) 143,750 Warrants shall vest and become exercisable on January 9, 2005; (iii) 143,750 Warrants shall vest and become exercisable on January 24, 2005; and (iv) the remaining 143,750 Warrants shall vest and become exercisable on February 8, 2005.

         1.2 Expiration Date. The Warrants shall expire on November 30, 2007 (the "EXPIRATION DATE").

         1.3 Manner of Exercise. The Warrants are exercisable by delivery to GMTH of the following (the "EXERCISE DOCUMENTS"): (a) this Certificate (b) a written notice of election to exercise the Warrants; and (c) payment of the Exercise Price in cash, by check or by "net" exercise as contemplated by Section
1.4 of this Certificate; provided that the Holder may not pay by "net" exercise if the Holder may immediately following such exercise sell the shares acquired upon such exercise pursuant a Registration Statement (as defined in Section 9 of this Certificate). Within three business days following receipt of the foregoing, GMTH shall execute and deliver to the Holder: (a) a certificate or certificates representing the aggregate number of shares of Common Stock purchased by the Holder, and (b) if less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised.

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         1.4 Net Exercise. In lieu of the payment methods set forth in Section
1.3 above, the Holder may elect to exchange all or some of the Warrants for the number of shares of Common Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

                  Where X = the number of shares of Common Stock to be issued to Holder.

                  Y = the number of shares of Common Stock purchasable under the Warrants being exchanged (as adjusted to the date of such calculation).

                  A = the Market Price on the date of receipt by GMTH of the exercise documents.

                  B = the Exercise Price of the Warrants being exchanged (as adjusted in accordance with the terms of Section 2 hereof).

         The "MARKET PRICE" on any trading day shall be deemed to be the last reported sale price of the Common Stock on such day, or, in the case no such reported sales take place on such day, the last reported sale price on the preceding trading day on which there was a last reported sales price, as officially reported by the principal securities exchange in which the shares of Common Stock are listed or admitted to trading or by the Nasdaq Stock Market, or if the Common Stock is not listed or admitted to trading on any national securities exchange or the Nasdaq Stock Market, the last sale price, or if there is no last sale price, the closing bid price, as furnished by the National Association of Securities Dealers, Inc. (such as through the OTC Bulletin Board) or a similar organization or if Nasdaq is no longer reporting such information.

         1.5 Warrant Exercise Limitation. Notwithstanding any other provision of this Certificate, if as of the date of exercise GMTH has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, Holder may not exercise Warrants under this Section 1 to the extent that immediately following such exercise Holder would beneficially own 5% or more of the outstanding Common Stock of GMTH. For this purpose, a representation of the Holder that following such exercise it would not beneficially own 5% or more of the outstanding Common Stock of GMTH shall be conclusive and binding upon GMTH.

2. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER AND KIND OF CONVERSION SHARES

         2.1 In the event that GMTH shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

         2.2 In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of

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such shares) or in the case of any merger or consolidation or merger in which
GMTH is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares), the Holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a Holder of the number of shares of Common Stock obtainable upon the exercise of the Warrants immediately prior to such event; and if any reclassification also results in a change in shares covered by
Section 2.1, then such adjustment shall be made pursuant to both this Section
2.2 and Section 2.1 (without duplication). The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

3. RESERVATION OF SHARES. GMTH shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be issuable upon exercise of the Warrants. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the Warrants, GMTH shall promptly seek such corporate action as may necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

4. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of these Warrants, the Chief Financial Officer of GMTH shall compute such adjustment in accordance with the terms of these Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. GMTH shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

5. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to GMTH of the ownership of and the loss, theft, destruction or mutilation of this Certificate, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of these Warrants, GMTH will execute and deliver in lieu thereof a new Certificate of like tenor as the lost, stolen, destroyed or mutilated Certificate.

6. REPRESENTATIONS AND WARRANTIES OF GMTH. GMTH hereby represents and warrants to Holder that:

         6.1 Due Authorization. All corporate action on the part of GMTH, its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of GMTH under, these Warrants, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Common Stock issuable upon exercise of these Warrants, has been duly taken. These Warrants constitute a valid and binding obligation of GMTH enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

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         6.2 Organization. GMTH is a corporation duly organized, validly existing and in good standing under the laws of the State referenced in the first paragraph of this Certificate and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as currently proposed to be conducted.

         6.3 Valid Issuance of Stock. Any shares of Common Stock issued upon exercise of these Warrants will be duly and validly issued, fully paid and non-assessable.

         6.4 Governmental Consents. All consents, approvals, orders, authorizations or registrations, qualifications, declarations or filings with any federal or state governmental authority on the part of GMTH required in connection with the consummation of the transactions contemplated herein have been obtained.

7. REPRESENTATIONS AND WARRANTIES OF CONSULTANT. Consultant hereby represents and warrants to GMTH that:

         7.1 Consultant is acquiring the Warrants for its own account, for investment purposes only.

         7.2 Consultant understands that an investment in the Warrants involves a high degree of risk, and Consultant has the financial ability to bear the economic risk of this investment in the Warrants, including a complete loss of such investment. Consultant has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

         7.3 Consultant has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrants and in protecting its own interest in connection with this transaction.

         7.4 Consultant understands that the Warrants have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or under any state securities laws. Consultant is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrants may result in Consultant being required to hold the Warrants for an indefinite period of time.

         7.5 Consultant agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, "TRANSFER") any of the Warrants except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to GMTH any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, GMTH may require the contemplated transferee to furnish GMTH with an investment letter setting forth such information and agreements as may be reasonably requested by GMTH to ensure compliance by such transferee with the Securities Act.

8. NOTICES OF RECORD DATE

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

         In the event:

         8.1 GMTH shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of these Warrants), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

         8.2 of any consolidation or merger of GMTH with or into another corporation, any capital reorganization of GMTH, any reclassification of the capital stock of GMTH, or any conveyance of all or substantially all of the assets of GMTH to another corporation in which holders of GMTH's stock are to receive stock, securities or property of another corporation; or

         8.3 of any voluntary dissolution, liquidation or winding-up of GMTH; or

         8.4 of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, GMTH will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of these Warrants), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. GMTH shall use all reasonable efforts to ensure such notice shall be delivered at least 15 days prior to the date therein specified.

9. REGISTRATION RIGHTS

         9.1 Definitions. For purposes of this Section 9, the following terms shall have the meanings set forth below:

                  9.1.1 A "BLACKOUT EVENT" means any of the following: (a) the possession by GMTH of material information that is not ripe for disclosure in a registration statement or prospectus, as determined reasonably and in good faith by the Chief Executive Officer or the Board of Directors of GMTH or that disclosure of such information in the Registration Statement or the prospectus constituting a part thereof would be materially detrimental to the business and affairs of GMTH; or (b) any material engagement or activity by GMTH which would, in the reasonable and good faith determination of the Chief Executive Officer or the Board of Directors of GMTH, be materially adversely affected by disclosure in a registration statement or prospectus at such time.

                  9.1.2 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  9.1.3 "INCLUDED SHARES" shall mean any Registrable Shares included in a Registration.

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

                  9.1.4 "REGISTRABLE SHARES" shall mean the shares of Common Stock (or such stock or securities as at the time are receivable upon the exercise of these Warrants) issuable upon exercise of the Warrants and any other warrants and or other securities issued to Consultant in connection with performing investor relations services for GMTH, and shares or securities issued as a result of stock split, stock dividend or reclassification of such shares.

                  9.1.5 "REGISTRATION" shall mean a registration of securities under the Securities Act pursuant to Section 9.2 or 9.3 of this Agreement.

                  9.1.6 "REGISTRATION PERIOD" with respect to any Registration Statement the period commencing the effective date of the Registration Statement and ending upon withdrawal or termination of the Registration Statement.

                  9.1.7 "REGISTRATION STATEMENT" shall mean the registration statement, as amended from time to time, filed with the SEC in connection with a Registration.

                  9.1.8 "SEC" shall mean the Securities and Exchange Commission.

         9.2 Demand Registration. As soon as practicable, but in any event no later than the earlier of 30 days following the date GMTH's Registration Statement (File No. _______) becomes effective and February 15, 2005, GMTH shall prepare and file with the SEC a Registration Statement for the purpose of registering the sale of the Registrable Shares under the Securities Act, and shall use its commercially reasonable efforts to cause the Registration Statement to become effective within 60 days of the date of filing. Once effective, GMTH shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective until the earliest date on which (i) all the Included Shares have been disposed of pursuant to the Registration Statement, or (ii) all of the Included Shares then held by Holder may be sold under the provisions of Rule 144 without limitation as to volume, whether pursuant to Rule 144(k) or otherwise.

         9.3 Piggyback Registration. Unless the Registrable Shares are then included in a Registration Statement or can be sold under the provisions of Rule 144 without limitation as to volume, whether pursuant to Rule 144(k) or otherwise, if GMTH shall determine to register any Common Stock under the Securities Act for sale in connection with a public offering of Common Stock (other than pursuant to an employee benefit plan or a merger, acquisition or similar transaction), GMTH will give written notice thereof to Holder and will include in such Registration Statement any of the Registrable Shares which Holder may request be included ("INCLUDED SHARES") by a writing delivered to GMTH within 15 days after the notice given by GMTH to Holder; provided, however, that if the offering is to be firmly underwritten, and the representative of the underwriters of the offering refuses in writing to include in the offering all of the shares of Common Stock requested by GMTH and others, the shares to be included shall be allocated first to GMTH and any shareholder who initiated such Registration and then among the others based on the respective number of shares of Common Stock held by such persons. If GMTH decides not to, and does not, file a Registration Statement with respect to such Registration, or after filing determines to withdraw the same before the effective date thereof, GMTH will promptly so inform Holder, and GMTH will not be obligated to complete the registration of the Included Shares included therein.

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         9.4 Certain Covenants. In connection with any Registration:

                  9.4.1 GMTH shall take all lawful action such that the Registration Statement, any amendment thereto and the prospectus forming a part thereof does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. Upon becoming aware of the occurrence of any event or the discovery of any facts during the Registration Period that make any statement of a material fact made in the Registration Statement or the related prospectus untrue in any material respect or which material fact is omitted from the Registration Statement or related prospectus that requires the making of any changes in the Registration Statement or related prospectus so that it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading (taking into account any prior amendments or supplements), GMTH shall promptly notify Holder, and, subject to the provisions of Section 9.5, as soon as reasonably practicable prepare (but, subject to Section 9.5, in no event more than five business days in the case of a supplement or seven business days in the case of a post-effective amendment) and file with the SEC a supplement or post-effective amendment to the Registration Statement or the related prospectus or file any other required document so that, as thereafter delivered to a purchaser of Shares from Holder, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  9.4.2 At least three business days prior to the filing with the SEC of the Registration Statement (or any amendment thereto) or the prospectus forming a part thereof (or any supplement thereto), GMTH shall provide draft copies thereof to Holder and shall consider incorporating into such documents such comments as Holder (and its counsel) may propose to be incorporated therein. Notwithstanding the foregoing, no prospectus supplement, the form of which has previously been provided to Holder, need be delivered in draft form to Holder.

                  9.4.3 GMTH shall promptly notify Holder upon the occurrence of any of the following events in respect of the Registration Statement or the prospectus forming a part thereof: (i) the receipt of any request for additional information from the SEC or any other federal or state governmental authority, the response to which would require any amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; or (iii) the receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         9.4.4 GMTH shall furnish to Holder with respect to the Included Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as Holder may reasonably request,

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in order to facilitate the public sale or other disposition of all or any of the
Included Shares by Holder pursuant to the Registration Statement.

                  9.4.5 In connection with any registration pursuant to Section 9.2, GMTH shall file or cause to be filed such documents as are required to be filed by GMTH for normal Blue Sky clearance in states specified in writing by Holder; provided, however, that GMTH shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

                  9.4.6 GMTH shall bear and pay all expenses incurred by it and Holder (other than underwriting discounts, brokerage fees and commissions and fees and expenses of more than one law firm) in connection with the registration of the Shares pursuant to the Registration Statement.

                  9.4.7 As a condition to including Registrable Shares in a Registration Statement, Holder must provide to GMTH such information regarding itself, the Registrable Shares held by it and the intended method of distribution of such Shares as shall be required to effect the registration of the Registrable Shares and, if the offering is being underwritten, Holder must provide such powers of attorney, indemnities and other documents as may be reasonably requested by the managing underwriter.

                  9.4.8 Following the effectiveness of the Registration Statement, upon receipt from GMTH of a notice that the Registration Statement contains an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, Holder will immediately discontinue disposition of Included Shares pursuant to the Registration Statement until GMTH notifies Holder that it may resume sales of Included Shares and, if necessary, provides to Holder copies of the supplemental or amended prospectus.

         9.5 Blackout Event. GMTH shall not be obligated to file a post-effective amendment or supplement to the Registration Statement or the prospectus constituting a part thereof during the continuance of a Blackout Event; provided, however, that no Blackout Event may be deemed to exist for more than 60 days. Without the express written consent of Holder, if required to permit the continued sale of Shares by Holder, a post-effective amendment or supplement to Registration Statement or the prospectus constituting a part thereof must be filed no later than the 61st day following commencement of a Blackout Event.

         9.6 Rule 144. With a view to making available to Holder the benefits of Rule 144, GMTH agrees, until Holder can sell all remaining Registrable Shares under the provisions Rule 144(k), to:

                  (i) comply with the provisions of paragraph (c)(1) of Rule 144; and

                  (ii) file with the SEC in a timely manner all reports and other documents required to be filed by GMTH pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of a Purchaser, make available other information as required by, and so long as necessary to permit sales of its Shares pursuant to, Rule 144.

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         9.7 GMTH Indemnification. GMTH agrees to indemnify and hold harmless
Holder, and its officers, directors and agents, and each person, if any, who controls Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by (i) any violation or alleged violation by GMTH of the Securities Act, Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, Exchange Act or any state securities laws, (ii) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Included Shares (as amended or supplemented if GMTH shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or (iii) caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to GMTH by Holder or on Holder's behalf expressly for use therein.

         9.8 Holder Indemnification. Holder agrees to indemnify and hold harmless GMTH, its officers, directors and agents and each person, if any, who controls GMTH within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from GMTH to Holder, but only with respect to information furnished in writing by Holder or on Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or any preliminary prospectus.

         9.9 Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 10, such person (an "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent (and only to the extent that) that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties (including in the case of Holder, all of its officers, directors and controlling persons) and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, the Indemnified Parties shall designate such firm in writing to the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably

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

withheld or delayed), but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

         9.10 Contribution. To the extent any indemnification by an Indemnifying Party is prohibited or limited by law, the Indemnifying Party agrees to make the maximum contribution with respect to any amounts for which, he, she or it would otherwise be liable under this Section 10.6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where a party would not have been liable for indemnification under this Section 10.6 and (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning used in the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation. If GMTH shall determine to register any Common Stock under the Securities Act for sale in connection with a public offering of Common Stock (other than pursuant to an employee benefit plan or a merger, acquisition or similar transaction), GMTH will give written notice thereof to Holder and will include in such registration any of the Registrable Shares which Holder may request be included ("INCLUDED SHARES") by a writing delivered to GMTH within 15 days after the notice given by GMTH to Holder; provided, however, that if the offering is to be firmly underwritten, and the representative of the underwriters of the offering refuse in writing to include in the offering all of the shares of Common Stock requested by GMTH and others, the shares to be included shall be allocated first to GMTH and any shareholder who initiated such registration and then among the others based on the respective number of shares of Common Stock held by such persons. If GMTH decides not to, and does not, file a registration statement with respect to such registration, or after filing determines to withdraw the same before the effective date thereof, GMTH will promptly so inform Holder, and GMTH will not be obligated to complete the registration of the Included Shares included therein. GMTH will pay all costs and expenses of such registration other than underwriting discounts or brokerage fees or commissions in connection with the sale of the Included Shares and fees and costs of accountants, attorneys or others retained by Holder. For purposes of this Agreement, "REGISTRABLE SHARES" shall mean the shares of Common Stock (or such stock or securities as at the time are receivable upon the exercise of these Warrants) issuable upon exercise of the Warrants and any shares issued as a result of stock split, stock dividend or reclassification of such shares; PROVIDED, HOWEVER, that any share shall cease to be a Registrable Share if and when (a) it has been effectively registered under the Securities Act and disposed of pursuant thereto, or (b) the holder may sell such share (or in the case of a share not yet issued under this Warrant, the holder may exercise this Warrant, including pursuant to Section 1.4, and sell such share issued upon such exercise) in the market on which GMTH common stock is then traded without registration under the Securities Act.

10. NONTRANSFERABILITY. Consultant may not sell or transfer any Warrants to any person other than an affiliate of Consultant without the written consent of GMTH.

11. SEVERABILITY. If any term, provision, covenant or restriction of these Warrants is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of these Warrants shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

12. NOTICES. All notices, requests, consents and other communications required hereunder shall be in writing and shall be effective when delivered or, if delivered by registered or certified mail, postage prepaid, return receipt requested, shall be effective on the third day following deposit in United States mail: to the Holder, at ______________________________________; and if
addressed to GMTH, at Global Matrechs, Inc., Attn: Michael Sheppard, President and CEO, 90 Grove Street, Suite 201, Ridgefield, Connecticut, 06877, or such other address as Holder or GMTH may designate in writing.

13. NO RIGHTS AS SHAREHOLDER. The Holder shall have no rights as a shareholder of GMTH with respect to the shares issuable upon exercise of the Warrants until the receipt by GMTH of all of the Exercise Documents.


                              GLOBAL MATRECHS, INC.


                              By:  ____________________________________________

                              Its:  ___________________________________________

                                   EXHIBIT "A"
                               NOTICE OF EXERCISE
                (TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANTS)


To:      Global Matrechs, Inc.

         The undersigned hereby elects to purchase shares of Common Stock (the "WARRANT SHARES") of Global Matrechs, Inc. ("GMTH"), pursuant to the terms of the enclosed warrant certificate (the "CERTIFICATE"). The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

         The undersigned hereby represents and warrants to, and agrees with, GMTH as follows:

         1. Holder is acquiring the Warrant Shares for its own account, for investment purposes only.

         2. Holder understands that an investment in the Warrant Shares involves a high degree of risk, and Holder has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. Holder has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

         3. Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting its own interest in connection with this transaction.

         4. Holder understands that the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or under any state securities laws. Holder is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant Shares may result in Holder being required to hold the Warrant Shares for an indefinite period of time.

         5. Holder agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, "TRANSFER") any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to GMTH any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, GMTH may require the contemplated transferee to furnish GMTH with an investment letter setting forth such information and agreements as may be reasonably requested by GMTH to ensure compliance by such transferee with the Securities Act.

         Each certificate evidencing the Warrant Shares will bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE EXERCISED, SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

         6. The Holder is either an "accredited investor" as defined under Regulation D of the Securities and Exchange Commission under the Securities Act or has reviewed the most recent Form 10-K filed by GMTH under the Securities Exchange Act of 1934, as amended, and each other filing by GMTH under such Act filed thereafter.

         7. Immediately following this exercise of Warrants, if as of the date of exercise GMTH has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, the undersigned will not beneficially own five percent (5%) or more of the then outstanding Common Stock of GMTH (based on the number of shares outstanding set forth in the most recent periodic report filed by GMTH with the Securities and Exchange Commission and any additional shares which have been issued since that date of which Holder is aware have been issued).



Number of Warrants Exercised:  ______________

Net Exercise  ____  Yes  ___ No

Dated:  ____________________



                                          _____________________________________







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